Investor Presentation November 2016 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements. These statements can be identified by the use of forward-looking terminology including “will,” “may,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” or other similar words. These statements discuss future expectations including company growth expectations, demand for our products, capacity expansion plans, market trends, liquidity, transportation services, commercial product launches and research and development plans and may contain projections of financial condition or of results of operations, or state other “forward-looking” information. These forward-looking statements involve risks and uncertainties. Many of these risks are beyond management’s control. When considering these forward-looking statements, you should keep in mind the risk factors, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and other cautionary statements in the company’s SEC filings. Forward-looking statements are not guarantees of future performance or an assurance that our current assumptions or projections are valid. Our actual results and plans could differ materially from those expressed in any forward-looking statements. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information or future events, except as required by law. This presentation includes certain non-GAAP financial measures, including EBITDA and Adjusted EBITDA. These non-GAAP financial measures are used as supplemental financial measures by our management to evaluate our operating performance and compare the results of our operations from period to period without regard to the impact of our financing methods, capital structure or non-operating income and expenses. Adjusted EBITDA is also used by our lenders to evaluate our compliance with covenants. We believe that these measures are meaningful to our investors to enhance their understanding of our financial performance. These measures should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP and may differ from similarly titled measures used by other companies. For a reconciliation of such measures to the most directly comparable GAAP term, please see slide 24 of this presentation.

FAIRMOUNT SANTROL Two Complementary Business Segments Markets Served: Foundry Glass Sports and Recreation Specialty Products Building Products Water Filtration Markets Served: Oil and Gas 9-month 2016 Volumes 30% Company Volumes 1.9 million tons Segment Volume 9-month 2016 Volumes 70% Company Volumes 4.6 million tons Segment Volume

Enhance Efficiency Reduce Spending Manage Liquidity Invest in the Future Fairmount Santrol Positioned to Compete in All Market Cycles CONTINUED LONG TERM DIFFERENTIATORS Technology & Innovation Broad Product Portfolio Operational Scale & Efficiencies Leading Distribution & Unit Train Capabilities MANAGING THE DOWNCYCLE Commitment to People, Planet & Prosperity 3

FAIRMOUNT SANTROL Strong Execution Through the Downcycle Consolidated our operations into more cost-effective footprint Leveraging our terminal network and unit trains Reduced spend across all cost categories Renegotiated railcar leases and purchase contracts Investing in key areas with strong short-term payback Wedron, IL facility expansion and Menomonie reopening Coating technologies and coated products, including Propel SSP® Extended debt maturity; prepaid debt Cancelled and deferred 2017 & 2018 railcar commitments Common equity offerings generated $439M in net proceeds

ENHANCE EFFICIENCY Optimizing Cost-Effective Footprint Idled higher-cost sand facilities and optimizing lower-cost facilities Capacity is only 7% less versus January 2015 with but lower cost structure due to Wedron expansion Production costs per ton have decreased >40% since the beginning of 2015 Proppant Solutions’ Effective Sand Capacity

REDUCE SPENDING Significant Reductions Across All Categories Achieved significant reduction in production cost base across both raw frac sand and resin-coated products through plant consolidations and cost reductions Initiatives expected to result in $15M in annual savings, mostly coming from cost of sales Targeting SG&A spend of $65M – $70M spend for the full-year 2016 -10% -22% YTD through September >40% decrease from Q4 2014 peak -10% YTD through September >40% decrease from Q4 2014 peak -25% YTD through September >50% decrease from Q4 2014 peak 0% 0% -6% -8% -8% -13% -5% -7%

REDUCE SPENDING Progress in Rail Car Fleet Overhang Renegotiations completed for cancellation and deferral of railcars $49.5 million in purchase commitments cancelled Deferral of deliveries and $136.5 million in payments originally scheduled for 2017 & 2018 Deferred commitments include $3.9 million price increase on rail cars Cash savings of $15 million and $5 million expense reduction from Q4 16 through Q4 17 $9.8 million renegotiation fees incurred in Q3 2016 Future fleet size better aligned with anticipated demand 2016 2017 2018 2019 2020 2021 NET CHANGE IN RAILCARS 2016 - 2021 Q1 Q2 Q3 Q4 Entering Fleet 0 50 100 0 200 0 0 1,050 650 2,050 Expiring Leases -190 -130 -120 -300 -800 -1,050 -1,350 0 0 -3,950 Expected Change in Rail Cars -190 -80 -20 -300 -600 -1,050 -1,350 1,050 650 -1,900 Ending Cars in Fleet (include cust cars) 10,300 10,220 10,200 9,900 9,300 8,250 6,900 7,950 8,600 Avg. Cars in Storage 3,800 3,750 3,050 Cost Associated with Excess Rail Cars ~$8M ~$8M ~$6.5M Excess cost / ton $5.15 $6.29 $3.74

MANAGE LIQUIDITY Improved Liquidity Position Q4 2014 Actual Q3 2016 Actual Pro Forma after October Transactions Cash $76.9 $213.4 $487.6(1) Debt B-1 Due March 2017 319.9 16.8 16.8 2016 B-1 Extended Due July 2018 69.5 69.5 2015 B-1 Extended Due Sept. 2019 158.7 155.7 B-2 Due Sept. 2019 910.9 896.0 896.0 Other, net 21.8 3.1 3.1 Total Long Term Debt $1,252.6 $1,144.1 $1,144.1 Net Debt $1,175.7 $930.7 $653.5 Total Liquidity (2) $190.4 $230.8 $505.0 Capitalization Summary ($ in Millions) Phased approach to strengthen liquidity and the balance sheet Aligned cost structure with market conditions During Q2 2016, successfully extended ~$70M of our B-1 term loans to July 2018 During Q4, repurchased $3.0M of Extended Term B-1 loans at a discount (91.5% of par) previously due in 2019 During Q3 & Q4 2016, equity offerings for total net proceeds of approximately $439M Notes: (1) Pro Forma cash is Q3 actual of $213.4 million plus $276.9 million net proceeds from October equity offering less $2.7 million used for debt to repurchase $3.0 million of term debt (2) Cash Balance + Revolver Availability

Enhance Efficiency Reduce Spending Manage Liquidity Invest in the Future CORE LONG TERM DIFFERENTIATORS Technology & Innovation Broad Product Portfolio Operational Scale & Efficiencies Leading Distribution & Unit Train Capabilities MANAGING THE DOWNCYCLE Commitment to People, Planet & Prosperity FAIRMOUNT SANTROL A Leading Solutions Provider Differentiated in Every Area of the Value Chain 9

“ FAIRMOUNT SANTROL Continued “ALL IN” Commitment to Sustainable Development _____________________ Source: Company website and corporate filings >3,700 learning opportunities offered through 17 Empower U courses since 2012 18.8 avg. paid volunteer hours per Family Member in 2015; >8,500 hours donated YTD in 2016 >1.5M safe working hours in 2015 = a record high 30 Zero Waste Facilities Reduced 90% of waste sent to landfills since 2009 Implemented an energy saving process for a dryer at our highest consumption facility that resulted in a 5% reduction in gas usage in 2015 Planted >132,000 trees to offset greenhouse gases in 2015 alone; >640,000 total planted since 2007 ~$2.3M invested into communities during 2015 from Fairmount Santrol Foundation to offset reduced company contributions 80% of Family Members participated in Financial Wellness Course in 2015 Filed three patent applications in 2015

BROAD PRODUCT PORTFOLIO – INDUSTRIAL & RECREATIONAL

Only Integrated I&R Sand and Resin Solutions Provider

PRODUCT/ CHARACTERISTICS

HIGH-PURITY SANDS



Wedron Silica, Wedron Illinois Round grain 99.9% pure silica sand

Best Sand, Chardon, Ohio Sub-angular round grains

- Foundry sand – ideal for helping reduce expansion defects in cores and molds
- Engineered bunker sands
- Colored sand
- Custom blended products

HIGH-PERFORMANCE RESIN SYSTEMS



Full Portfolio of Resin Solutions

- Offering high-quality traditional foundry resin systems
- Meeting industry demands by offering environmentally progressive resin systems with lower VOCs and HAPs

ENGINEERED RESIN-COATED SANDS



TechniSand® Resin-Coated Sands

- Signature
- Gold
- TruCoat™
  - New, safer shell and core casting system
  - Dramatically lowers in-plant smoke, odor and emissions while delivering superior performance

11

FairmountSantrol

High-Purity Northern White Silica Sands Texas Gold™ Frac Sand Precured Resin-Coated Sand Higher Strength, resists proppant flowback and encapsulates fines Curable Resin-Coated Sand High Strength, Prevents proppant flowback and encapsulates fines Self-Suspending Proppant Propel SSP® improves operational efficiencies and enhances well productivity through fluid system and frac geometry optimization Tier 2 API Brown Sand 99.8% Mono-crystalline Silica Quartz NW Frac Sand WELL Pressures BROAD PRODUCT PORTFOLIO - PROPPANT SOLUTIONS Products to Address All Well Environments 2,000-6,000 psi 2,000-8,000 psi 2,000-14,000 psi 2,000-16,000 psi Crush is attributable to underlying proppant; Propel SSP® can be utilized under all well pressures Product/ Characteristics

Demonstrated Operational Efficiencies: Productivity Gains: Customers: TECHNOLOGY & INNOVATION Propel SSP® – Patented Technology for Self-Suspending Proppant Transport and Frac Geometry Optimization Proving Productivity Gains and Operational Efficiencies with over 120 wells to date 39% increase in 90-day cumulative oil production compared with offset wells >80% increase in areas with lower porosity and permeability Trial applications continue to grow, with commercial adoption increasing 6 WELL BAKKEN STUDY

OPERATIONAL SCALE Top Tier Wedron, IL Facility 9.0M tons of annual stated capacity – both I&R (1.5M tons) and frac sand (7.5M tons) Wedron rail yard 50,000 ft of track, over 1,100 railcar spots Capable of 2 unit trains per day Access to high-quality Northern White frac sand reserves No royalties – owned reserves Optimally located on a Class 1 rail with low cost access to 3 others as well as barge Lower-cost delivery into key oil and gas basins Reopening of Menomonie allows additional flexibility of Wedron products

OPERATIONAL SCALE Cost-Effective Footprint with Ability to Quickly Increase Supply Reopened Menomonie in Q3 2016 Ability to quickly re-open idled facilities with minimal capital expenditures Proppant Solutions’ Effective Sand Capacity (in millions of tons) Proppant Solutions’ Effective Coating Capacity (in millions of tons) 13.4 9.6 15

FMSA Terminal FMSA Mining & Processing Unit Train Destination Unit Train Origin (Mining & Processing) DISTRIBUTION Leveraging Our Terminal Network & Unit Train Capabilities Idled Terminals Idled Mining & Processing On-demand Terminals * Includes active and on-demand terminals Canada ~70% of NWS shipped via unit trains during Q3 2016 >65% on average of frac sand sold in-basin Flagship Unit Train and In-Basin Sand Origins Lower Cost to Basin and Well Site 42* Destinations in Heart of Completions Activity (8 unit train terminals exclusive to FMSA )

Looking Ahead – Positive Tailwinds



U.S. Horizontal Land Rig Count [1]
700
650
600
550
500
450
400
350
01/08/16
01/29/16
02/19/16
03/11/16
04/01/16
04/22/16
05/13/16
06/03/16
06/24/16
07/15/16
08/05/16
08/26/16
09/16/16
10/07/16
10/28/16



Average Proppant Tons per U.S. Horizontal Well [2]
~ +25%
~ +20% - +25%
~ +15% -+20%
2,500 – 2,700
3,400 – 3,800
4,400 – 4,800
5,100– 5,500
2014 Avg
2015 Avg
2016 Avg Est.
2017 Avg Est.

- Early signs of improvement in proppant market with continued positive tailwinds
  - Average rig count expected to increase ~20% in 2017 from 2016 average count[3]
  - Forecasted completion of 1,000 DUCs in 2017[2]
  - Trend of increasing proppant intensity, driven by longer laterals and more proppant per stage
- FMSA recovery from Q2 2016 low through Q3 and Q4 2016
  - Increased volumes of both Frac Sand & Value Added Proppant
  - Implemented average price increases on Northern White sands in late Q3 2016
- I&R expected to show continued solid demand led by Glass, Building Products and Sports & Rec

Sources:
1 – Baker Hughes
2 - FMSA estimates based on public E&P presentations and internal estimates + PacWest Consulting Partners
3 – Spears & Associates

17

FairmountSantrol

FAIRMOUNT SANTROL Solid Performance in Increased Market Demand Environment Sources: Baker Hughes *FMSA Demand Estimates FMSA Frac Sand Volumes (in millions of tons) Average U.S. Land Rig Count Frac Sand Market Volumes* (in millions of tons) Q2 16 Q3 16 Proppant market trending favorably compared to rig counts FMSA volumes trending favorably compared to overall proppant market +14% +26% +35%

Financial Update Third Quarter 2016 Results Overall volumes of 2.4 million tons, up 24% sequentially Proppant volumes of 1.8 million tons, up 36% sequentially Revenues of $134.8M, up 18% sequentially Adjusted EBITDA loss of $4.9 million includes $9.8 million in railcar renegotiation fees Continued solid performance from our Industrial and Recreational segment Instituted price increases on certain grades of Northern White sand at end of quarter

WHY INVEST IN FMSA? Leading Solutions Provider Differentiated in Every Area of the Value Chain Operational Scale & Optimized Cost Structure BROAD PRODUCT PORTFOLIO TECHNOLOGY & INNOVATION LEADING DISTRIBUTION & UNIT TRAIN CAPABILITIES

Questions?

Appendix

Appendix: Reconciliation of Non-GAAP Financial Measures

Appendix: Segment Reporting